Exhibit 99.1

Eightco Holdings (NASDAQ: ORBS) Reports Total Holdings of Approximately $337 Million, Includes OpenAI, Beast Industries, More Than 11,000 ETH and Over 283 Million WLD Tokens

Eightco treasury composition as of May 20, 2026: $90M OpenAI equity (indirect), $18M Beast Industries equity, 11,068 ETH, 283 million WLD holdings, and $133M cash and equivalents, totaling approximately $337 million

World offers a solution to the ‘double human’ problem in a world proliferating with deepfakes

New independent data shows OpenAI’s coming social network will land in a category already 15–43% non-human, reinforcing demand for Worldcoin’s Proof of Human network

New data shows that bot, AI-generated, and inauthentic activity now ranges from 15% to 75% of activity across eight core internet domains, including 75% of Polymarket trading volume, 53% of web traffic, and 47% of email, confirming that the internet has a human problem

Eightco provides indirect exposure to some of the most innovative private companies including OpenAI and Beast Industries

EASTON, Pa., May 21, 2026 /PRNewswire/ Eightco Holdings Inc. (NASDAQ: ORBS) (“Eightco” or the “Company”) today provided an update on its total holdings, highlighting its leading position across digital assets and strategic investments in leading private technology companies.

As of May 20, 2026, at 5:00 p.m. ET, ORBS’ holdings include a $90 million investment (indirectly, through SPVs) in OpenAI, an $18 million funded investment in Beast Industries, a $1 million investment in Mythical Games, 283,452,700 Worldcoin (WLD) at $0.25 per WLD (per Coinbase), 11,068 Ethereum (ETH), and approximately $133 million in total cash and stablecoins, for total holdings of approximately $337 million.

Key takeaways from ORBS treasury assets in the past week

ORBS management believes the Company’s treasury portfolio holds some of the most critical components for the future AI and digital financial system. Among the holdings, key highlights in the past week are:

●	On May 11, OpenAI launched the Deployment Company, a multi-billion joint venture with 19 partner firms and is designed to place AI deployment engineers directly inside client organizations, partnering with those companies’ own teams to pinpoint the highest-value opportunities for artificial intelligence (OpenAI; Bloomberg).

●	On May 15, OpenAI launched ChatGPT Personal Finance for Pro users in the U.S., which OpenAI describes as allowing users to securely link bank, brokerage, and credit accounts across 12,000+ institutions, and further strengthening OpenAI’s relationship with its users (OpenAI).

OpenAI and MrBeast embrace Consumer Finance

ARTIFICIAL INTELLIGENCE

ChatGPT Personal Finance

OpenAI launched ChatGPT Personal Finance on May 15, 2026 for Pro users in the United States. It securely connects bank, brokerage and credit accounts across more than 12,000 financial institutions, placing a finance assistant inside the most used consumer AI app.

ORBS EXPOSURE $90M Investment
27% of treasury

CREATOR ECONOMY

Step · Gen Z Banking

Beast Industries acquired Step in February 2026, a banking app with more than 7 million users. Step helps the next generation build credit, save and invest, pairing financial tools with MrBeast's audience.

ORBS EXPOSURE $18M Investment
5% of treasury

ONE TICKER. ORBS holds equity exposure to both OpenAI and Beast Industries as each builds into consumer finance.

Source: OpenAI; TechCrunch and CNBC (Beast Industries acquisition of Step, February 2026); Eightco Holdings.

NASDAQ: ORBS

Beast Industries revenue has roughly doubled every year

Management has guided full-year 2026 revenue to $1.6 billion, up from $221 million in 2023, a compound growth rate of about 93 percent.

$221M
$473M
$899M
$1.6B
2023
REPORTED
2024
REPORTED
2025
PROJECTED
2026
GUIDANCE

Beast Industries annual revenue, $ millions. 2023 to 2024 reported; 2025 to 2026 company projections.

~93%
Compound annual growth rate, 2023 to 2026

ORBS holds **$18M of Beast Industries equity**, ~5% of treasury.

Source: Beast Industries

NASDAQ: ORBS

Disclaimer: Figures above represent those results and projections published by independently Beast Industries and should not be construed to be representative or indicative of Eightco's performance or financial results. Financial results and projections published by Beast Industries have not been independently verified by Eightco and inclusion is not intended as an endorsement or affirmation on behalf of Eightco.

●	On May 12, Beast Industries, led by Jimmy Donaldson (aka MrBeast), made its first ever public presentation to advertisers. Beast unveiled a two-sided creator marketplace and introduced Vyro, its own creator distribution engine. Management guided full-year 2026 revenue to $1.6 billion, up from $899 million in 2025 (Digiday; TIME 100 Most Influential Companies 2026). “We are no longer just a YouTube channel. We’re building a next-generation media platform in the age of AI — using tech, data and global IP to bring brands and fans together at unprecedented scale,” CEO of Beast Industries, Jeff Housenbold, said during the presentation.

●	On May 19, a California jury rejected Elon Musk’s claims against OpenAI (WSJ), removing a hurdle for OpenAI. The jury found Musk waited too long to file the lawsuit and the statute of limitations applied.

●	On May 20, several media sources reported that OpenAI is allegedly preparing to file an IPO in coming weeks (WSJ). The OpenAI IPO would be viewed as one of the most anticipated IPOs in 2026.

●	The White House’s anticipated Executive Order (EO) on AI safety is expected to be announced on May 21. Media sources report the EO directs federal agencies including the Treasury department, the Office of the National Cyber Director, the National Security Agency and the Department of Homeland Security and the Cybersecurity and Infrastructure Security Agency to establish a voluntary clearinghouse with AI companies and infrastructure operators. Many key technology CEOs are expected in attendance including Sam Altman, CEO of OpenAI (Washington Post).

“OpenAI Deployment Co creates Palantir-like (NASDAQ: PLTR) forward deployment capabilities and a massive enterprise differentiator compared to its rivals,” Thomas “Tom” Lee, Board Member of Eightco.

“Media buzz around the Beast event reflected the fact that MrBeast is one of a few multi-billion companies that can guide to +75% revenue growth in 2026,” stated Lee.

●	Data compiled by Fundstrat shows that “non-humans” now account for the following estimated shares of volume on various platforms:
- 75% of Polymarket trading volume
- 53% of web traffic
- 47% of emails sent
- 44% of US equity buy-side execution
- 35% of new website creation
- 30% of online product reviews

Non-Humans Are Increasing Share of All Content Created

Share of activity that is non-human in origin or execution, including: bots, AI-generated content, automated systems, and inauthentic accounts — across eight core digital domains. Figures reflect early measurements of the 2026 agentic AI rollout; share is anticipated to rise as autonomous agents and AI-generated content scale across the web.

Polymarket
75%
Bot-like wallet share of on-chain trading volume · Bloomberg, April 28, 2026
Web Traffic
53%
Automated share on Imperva enterprise network (good + bad bots) · Imperva 2026 Bad Bot Report, April 2026
Emails
47%
Spam share of global email traffic · Statista / DeBounce, December 2024
Stock Trading
44%
Electronic execution of US equity buy-side volume · Coalition Greenwich, January 2025
Website Creation
35%
New websites built using AI generation tools · Stanford / Imperial College / Internet Archive, April 2026
Product Reviews
30%
Online product reviews that are likely fake or AI-generated · ReviewDriver, 2025
X.com
20%
Bot-account share of X chatter (peer-reviewed) · Carnegie Mellon / Nature, March 2025
Reddit
15%
AI-generated share of Reddit posts, sitewide · Originality.ai, December 2025

NASDAQ: ORBS

Each bar measures share of activity that is non-human in origin or execution. The unifying concept is inauthentic activity; the specific form varies by domain — bot accounts, automated execution, botnet-sent spam, AI-generated content, and inauthentic / fake content. Detection methodology and definitions therefore differ per data point. This material is for informational purposes only and does not constitute investment advice.

Eightco: Exposure to key mega-trends

Eightco is built around three mega-trends the Company expects to shape the next decade of innovation: artificial intelligence, digital identity, and the creator economy, with positions in each trend through indirect investment in OpenAI (27% of ORBS’ treasury holdings), Worldcoin (21%), and Beast Industries (5%).

ORBS Holdings & Key Metrics

As of May 20, 2026

$133M
Cash & Equivalents
Cash on Hand
Stablecoins & fiat

$90M
OpenAI Equity
Pre-IPO equity exposure
Held indirectly via SPV

283M
WLD Holdings
~8.31% of circulating supply
World Network token

$18M
Beast Industries
$18M Series C equity position
Creator-led media company

11K
ETH Holdings
Treasury reserve asset
Portfolio diversification

18M
Unique Verifications
Orb-verified humans (Apr 2026)
160+ countries

Source: Eightco Holdings, world.org, coinmarketcap.com

NASDAQ: ORBS

The ORBS Portfolio Thesis

One ticker. Three mega-trends reshaping the global economy.

AI Foundation

OpenAI

ORBS has indirect exposure to OpenAI pre-IPO equity through investments in SPVs. OpenAI develops foundational AI infrastructure and consumer products used by hundreds of millions globally, positioning ORBS as a rare public vehicle for private AI exposure.

Proof of Human

$WLD tokens

As AI-generated content scales, verifying human identity becomes critical infrastructure. World is building a universal proof-of-personhood protocol using biometric verification, deployed across 160+ countries. ORBS provides public market access to this emerging digital identity layer.

Creator Economy

Beast Industries

Beast Industries represents the emergence of creator-led enterprise — converting massive digital audiences into consumer brands and media businesses. ORBS holds an equity stake in this creator-led media company.

NASDAQ: ORBS

Artificial Intelligence — OpenAI

Eightco has invested approximately $90 million in special purpose vehicles with exposure to equity interests in the parent company of OpenAI, representing approximately 27% of treasury assets, one of the highest disclosed concentrations of any listed vehicle.

ChatGPT, OpenAI’s consumer app, is the #1 consumer AI app worldwide (Sensor Tower) and crossed 900 million weekly active users in February 2026, making it the fastest-scaling consumer technology in history (UBS via Reuters).

Digital Identity — WLD Token

Eightco holds over 283 million WLD, approximately 8.31% of circulating supply, the largest publicly disclosed institutional position globally and approximately 21% of the Eightco treasury’s assets.

Worldcoin is the native token of World, a global Proof of Human network built by Tools for Humanity (co-founded by Sam Altman and Alex Blania) and stewarded by the World Foundation. Its Orb devices issue a privacy-preserving World ID that verifies a user is a unique human, not an AI agent.

Under World’s announced business model, applications pay per-verification fees while end-user verification remains free, with both credential issuers and the World protocol monetizing verified-human authentication. World identifies a $6.35 trillion combined addressable revenue opportunity across 13 industries spanning banking, e-commerce, gaming, social media, and agentic AI (per Tools for Humanity).

Creator Economy — Beast Industries

Eightco has invested $18 million in Beast Industries equity, approximately 5% of treasury assets.

Beast Industries operates one of the largest direct-to-consumer reach footprints in the world, with a combined 500 million-plus follower base across platforms, anchored by MrBeast as the most-watched person on YouTube globally. As AI commoditizes content production, distribution and audience trust become increasingly scarce assets.

About Eightco Holdings Inc.

Eightco Holdings Inc. (NASDAQ: ORBS) is a publicly traded company executing a first-of-its-kind Worldcoin (WLD) treasury strategy, providing investors single-ticker indirect exposure to three of the defining trends of this cycle: artificial intelligence through its indirect investment in OpenAI, digital identity through its position as the largest public holder of WLD and the Proof of Human protocol, and the creator economy through its equity stake in MrBeast’s Beast Industries. Backed by leading institutional investors including Bitmine Immersion Technologies Inc. (NYSE: BMNR), MOZAYYX, World Foundation, CoinFund, Discovery Capital Management, FalconX, Payward/Kraken, Pantera, and GSR, Eightco is building the infrastructure layer for human verification in the agentic AI era.

For more information:

X: @iamhuman_orbs

Website: 8co.holdings

Frequently Asked Questions

What is ORBS stock?

Eightco Holdings Inc. (NASDAQ: ORBS) is a publicly traded company on Nasdaq. ORBS provides indirect exposure to: OpenAI and Beast Industries.

Who owns the most Worldcoin (WLD)?

Eightco Holdings (NASDAQ: ORBS) holds 283 million WLD, approximately 8.31% of circulating supply and the largest publicly disclosed institutional position globally.

What is Proof of Human?

Proof of Human is cryptographic verification that a user is a unique, living person, not a bot or AI agent. It is foundational infrastructure for social networks, banking, agentic commerce, and any system requiring “one person, one account” in the agentic AI era.

How does Eightco (ORBS) relate to Proof of Human?

Eightco Holdings (NASDAQ: ORBS) is the largest publicly disclosed institutional holder of Worldcoin (WLD), the token powering World’s Proof of Human network.

Who is the CEO of Eightco Holdings?

Kevin O’Donnell is the CEO of Eightco Holdings (NASDAQ: ORBS). The Company’s Board includes Tom Lee (Managing Partner and Head of Research at Fundstrat, and Chairman of Bitmine Immersion Technologies (NYSE: BMNR)) and, as an advisor to the Board, Brett Winton (Chief Futurist at ARK Invest).

Forward-Looking Statements

This press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. All statements in this press release other than statements of historical fact could be deemed forward-looking, including, without limitation, statements regarding: the Company’s expectations that artificial intelligence, digital identity, and the creator economy will shape the next decade of innovation; expectations regarding the development and adoption of agentic artificial intelligence; expectations that OpenAI’s Deployment Company creates enterprise differentiation capabilities compared to rivals; media reports regarding OpenAI allegedly preparing to file an IPO and expectations that an OpenAI IPO would be one of the most anticipated IPOs of 2026; Beast Industries’ management guidance of full-year 2026 revenue of $1.6 billion; expectations regarding Beast Industries’ capabilities as a next-generation media platform and statements that MrBeast is one of a few multi-billion companies that can guide to revenue growth of more than 75% in 2026; expectations regarding the adoption of the World ID protocol across enterprise and consumer applications; beliefs that Proof-of-Human verification is becoming essential infrastructure for social networks, banking, agentic commerce, and financial systems in the agentic AI era; statements regarding non-human and bot activity percentages across internet platforms, including Polymarket, web traffic, email, equity execution, website creation, and online product reviews; statements regarding World’s addressable revenue opportunity across industries spanning banking, e-commerce, gaming, social media, and agentic AI; the Company’s treasury strategy and anticipated benefits of its indirect positions in OpenAI (through special purpose vehicles) and its positions in WLD and Beast Industries; the Company’s belief that its treasury portfolio holds critical components for the future AI and digital financial system; statements regarding the importance of distribution and audience trust as AI commoditizes content production; and statements regarding the anticipated White House Executive Order on AI safety. Words such as “plans,” “expects,” “will,” “anticipates,” “continue,” “expand,” “advance,” “develop,” “believes,” “guidance,” “target,” “may,” “remain,” “project,” “outlook,” “intend,” “estimate,” “could,” “should,” and other words and terms of similar meaning and expression are intended to identify forward-looking statements, although not all forward-looking statements contain such terms. Forward-looking statements are based on management’s current beliefs and assumptions that are subject to risks and uncertainties and are not guarantees of future performance. Actual results could differ materially from those contained in any forward-looking statement as a result of various factors, including, without limitation: the Company’s inability to direct the management or operations of private businesses where the Company is not a controlling stockholder, including OpenAI and Beast Industries; risk of loss or markdown on the Company’s strategic investments, including its indirect position in OpenAI equity (held through special purpose vehicles), its position in WLD, and its position in Beast Industries equity; the Company’s ability to maintain compliance with Nasdaq’s continued listing requirements; unexpected costs, charges or expenses that reduce the Company’s capital resources or otherwise delay capital deployment; inability to raise adequate capital to fund or scale its business operations or strategic investments; volatility in digital asset prices, including WLD and ETH, which could materially affect the value of the Company’s treasury holdings; regulatory changes, future legislation and rulemaking negatively impacting digital assets, artificial intelligence adoption, or biometric data collection; risks related to the development, adoption, and market acceptance of Proof-of-Human technology and the World network; uncertainty regarding the pace and trajectory of agentic AI deployment in enterprise and consumer applications; uncertainty regarding OpenAI’s product roadmap and the timing or success of any IPO; risks related to Beast Industries’ ability to achieve its revenue guidance or growth projections; risks that third-party data regarding non-human internet activity may be inaccurate or subject to change; uncertainty regarding the scope, timing, or implementation of anticipated government regulation of AI, including the anticipated White House Executive Order on AI safety; and shifting public and governmental positions on digital assets or artificial intelligence-related industries. Given these risks and uncertainties, you are cautioned not to place undue reliance on such forward-looking statements. For a discussion of other risks and uncertainties, and other important factors, any of which could cause Eightco’s actual results to differ from those contained in the forward-looking statements herein, see Eightco’s filings with the Securities and Exchange Commission (the “SEC”), including the risk factors and other disclosures in its Annual Report on Form 10-K filed with the SEC on April 15, 2026 and other publicly available SEC filings. All information in this press release is as of the date of the release, and Eightco undertakes no duty to update this information or to publicly announce the results of any revisions to any of such statements to reflect future events or developments, except as required by law.

SOURCE Eightco Holdings (NASDAQ: ORBS)

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